UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015 (December 29, 2015)

GIGGLES N HUGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53948	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Santa Monica Blvd., Suite 155,

Los Angeles, CA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 553-4847

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Change in Registrant’s Certifying Accountant

Effective December 29, 2015, Giggles N Hugs, Inc. (the “Registrant”) dismissed RBSM, LLP (“RBSM”) as its certifying independent accountant. RBSM had been engaged by the Registrant effective June 29, 2015. The dismissal of RBSM was approved by the Registrant’s Audit Committee. RBSM had served as the Company’s independent registered public accountant since its engagement on June 29, 2015. RBSM did not issue a report on the Company’s financial statements for the years ended December 31, 2014 and 2013.

There were no disagreements between the Registrant and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RBSM would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K. The reports did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Registrant’s ability, in light of its history of losses, to continue as a going concern.

Contemporaneous with the dismissal of RBSM, the Registrant engaged Weinberg & Company, P.A. (“Weinberg”) as the Registrant’s independent registered public accountant. The engagement was approved by the Registrant’s Board of Directors and Audit Committee. Prior to December 29, 2015, the Registrant did not consult with Weinberg regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided RBSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RBSM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from RBSM indicating that RBSM agrees with these disclosures, addressed to the Securities and Exchange Commission, is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from RBSM, LLP to the Securities and Exchange Commission dated December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Giggles N Hugs, Inc., a Nevada corporation (Registrant)

Date: December 31, 2015	By:	/s/ Joey Parsi
	Name:	Joey Parsi
	Title:	Chief Executive Officer